SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------





             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 19, 1997
                        (Date of Earliest Event Reported)
                        ---------------------------------






                           COMMISSION FILE NO. 0-13693
                           ---------------------------







                       VININGS INVESTMENT PROPERTIES TRUST
                         A MASSACHUSETTS BUSINESS TRUST
                         ------------------------------


                  I.R.S. EMPLOYER IDENTIFICATION NO. 13-6850434


                              3111 PACES MILL ROAD
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 984-9500



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 19, 1997, Vinings Investment Properties Trust (collectively with its subsidiaries, the "Trust") through Vinings Communities, L.P., a Delaware limited partnership and wholly owned subsidiary of the Trust, acquired Windrush Apartments, a 202-unit apartment complex located in Atlanta, Georgia (the "Community"). The Community was acquired from Windrush Partners, Ltd. ("Windrush"), a Georgia limited partnership. The occupancy rate of the Community's 202 apartment homes was approximately 95% as of December 19, 1997.

         The Community was acquired for a purchase price of $7,555,000, consisting of the issuance of 224,330 limited partnership units in Vinings Investment Properties L.P. (the "Operating Partnership," of which the Trust is the sole general partner) ("Units") and the assumption of debt which includes an existing mortgage in the amount of $6,490,488 and notes payable to Hallmark Group Real Estate Services Corp., the general partner of Windrush ("Hallmark") and its affiliates. Windrush, through Hallmark, is an affiliate of the officers and certain trustees of the Trust. As general partner, Hallmark did not receive any economic benefit from the sale of the Community. Furthermore, MFI Realty, Inc., also an affiliate of the officers and certain trustees of the Trust, received a fee from Windrush in connection with the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a)    Financial Statements of Business Acquired

     At the time of the filing of this Form 8-K it is impracticable for the Registrant to provide the required financial information concerning the acquired assets. The Financial Statements required by Item 7(a) will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than March 4, 1998.

b)    Pro Forma Financial Information

     At the time of the filing of this Form 8-K it is impracticable for the Registrant to provide the required financial information concerning the acquired assets. The Pro Forma Financial Information required by Item 7(b) will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than March 4, 1998.

(c)   Exhibits

  Exhibit
    No.      Description
------------ -------------------------------------------------------------------
   10.1      Agreement to Contribute, dated April 1, 1997 (excluding exhibits)
   10.2      Amendment to Agreement to Contribute, dated August 11, 1997
   10.3      Second Amendment to Agreement to Contribute, dated October 30, 1997

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VININGS INVESTMENT
                                            PROPERTIES TRUST


Date:   December 29, 1997                    By: /s/ Stephanie A. Reed
                                                 ---------------------
                                                 Stephanie A. Reed
                                                 Vice President



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                                INDEX TO EXHIBITS
 Exhibit
    No.      Description
------------ -------------------------------------------------------------------
   10.1      Agreement to Contribute, dated April 1, 1997 (excluding exhibits)
   10.2      Amendment to Agreement to Contribute, dated August 11, 1997
   10.3      Second Amendment to Agreement to Contribute, dated October 30, 1997